SECURITIES AND EXCHANGE COMMISSION



                     WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 1998


                    THE HERTZ CORPORATION
      (Exact name of registrant as specified in its charter)


       Delaware                   1-7541         13-1938568
(State or other jurisdiction   (Commission     (I.R.S. Employer
     of incorporation)         File Number)   Identification No.)


225 Brae Boulevard, Park Ridge, New Jersey            07656-0713
 (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (201) 307-2000



                         Not Applicable
  (Former name or former address, if changed since last report)


                       Page 1 of 17  pages.
                The Exhibit Index is on page  3 .

Item 5. Other Events.

The Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-34501) filed by The Hertz Corporation ("Hertz"), with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture dated as of December 1, 1994, between Hertz and First Union National Bank (formerly First Fidelity Bank, National Association), as Trustee (the "Indenture"). On January 14, 1998 Hertz offered for sale $250,000,000 principal amount of 7% Senior Notes due January 15, 2028, to be issued under the Indenture.
The exhibits filed herewith include the form of such Senior
Notes.

Item 7. Financial Statements and Exhibits.

   (c)  EXHIBITS.

       (4) (i) Form of 7% Senior Notes due January 15, 2028, in the principal amount of $200,000,000, to be issued by Hertz under the Indenture.

            (ii) Form of 7% Senior Notes due January 15, 2028, in the principal amount of $50,000,000, to be issued by Hertz under the Indenture.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE HERTZ CORPORATION
                                         (Registrant)


                          By:   /s/ Richard J. Foti
                                 Richard J. Foti
                                 Staff Vice President
                                     and Controller
                                 (Principal Accounting Officer)

Dated:  January 22, 1998



                          Exhibit Index




Exhibit No.                  Description                  Page


     4 (i)         Form of 7% Senior Notes due                 4 - 10
                   January 15, 2028, in the principal
                   amount of $200,000,000, to be
                   issued by Hertz under the Indenture.

      (ii)         Form of 7% Senior Notes due                11 - 17
                   January 15, 2028, in the principal
                   amount of $50,000,000, to be
                   issued by Hertz under the Indenture.

                                                     Exhibit 4(i)

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "SECURITIES DEPOSITORY") TO A NOMINEE OF THE SECURITIES DEPOSITORY OR BY THE SECURITIES DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE SECURITIES DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE SECURITIES DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE SECURITIES DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No. 00001
CUSIP 428040 BJ 7                                    $200,000,000


                      THE HERTZ CORPORATION
               7% Senior Note due January 15, 2028



Original Issue Date:  January 20, 1998
Interest Payment Dates: January 15 and July 15
Maturity Date:  January 15, 2028
Interest Rate: 7%


   THE HERTZ CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS (the "Principal Amount") on the Maturity Date shown above, except as provided below, and to pay interest thereon at the rate per annum shown above. The Company will pay interest semiannually on the Interest Payment Dates, commencing with July 15, 1998. Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Issue Date shown above. The Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or the July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to holders of Notes not less than 15 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange upon which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

   In the event this Global Note is surrendered in exchange for Notes in definitive form, principal and interest payable with respect to Notes in definitive form will be payable at the office or agency of the Company maintained for that purpose in New York, New York (the Place of Payment), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest payable with respect to such Notes in definitive form, may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

   This Note is one of a duly authorized issue of securities of the Company (herein referred to as the "Securities") evidencing its unsecured indebtedness, of the series hereinafter specified, all issued under and pursuant to an indenture, dated as of December 1, 1994, (herein referred to as the "Indenture"), duly executed and delivered by the Company and First Union National Bank (formerly First Fidelity Bank, National Association), as Trustee (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 7% Senior Notes due January 15, 2028 of the Company (herein referred to as the "Notes"), limited except as provided in the Indenture to the aggregate principal amount of Two Hundred and Fifty Million Dollars ($250,000,000).

   The Notes are not redeemable prior to maturity and are not entitled to any sinking fund.

   In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Notes then Outstanding. Any such waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon the transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such waiver is made upon this Note or such other Notes.

   The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities or, in certain cases, of the Outstanding Securities of each series to be affected, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of principal or interest on, any Security, or reduce the principal amount thereof or the rate of interest, if any, thereon, or any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discounted Security that would be due and payable upon a declaration of the Maturity thereof, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof) or, in the case of redemption, on or after the Redemption Date) or (ii) reduce the percentage in principal amount of the Outstanding Securities or the Outstanding Securities of any particular series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder or their consequences provided for in the Indenture. It is also provided in the Indenture that prior to the acceleration of maturity of the Securities of any particular series upon the occurrence of an Event of Default with respect to such series as permitted by the Indenture, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all of the Securities of such series waive any past default under the Indenture with respect to Securities of such series and its consequences, except a default in the payment of the principal of or premium, if any, or interest, if any, on any of the Securities of such series. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note or such other Notes.

   No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

   As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable by the Holder hereof on the Security Register of the Company, upon due presentment of this Note for registration of transfer at the office of the Security Registrar, or at the office of any Security Co-Registrar duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Company and the Security Registrar or any such Security Co-Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

   The Notes are issuable only as registered Notes without coupons in denominations of $1000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of any authorized denominations of the same aggregate principal amount as requested by the Holder surrendering the same. If (x) the Securities Depository is at any time unwilling or unable to continue as securities depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in denominations of $1,000 and integral multiples thereof. Such definitive Notes shall be registered in such name or names as the Securities Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

   No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

   Prior to due presentment for registration of transfer, the Company, the Trustee, the Security Registrar, any Security Co-Registrar and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, the Security Registrar, any Security Co-Registrar nor any such agent shall be affected by notice to the contrary.

   The Holder of this Note shall not have recourse for the payment of principal of or interest on this Note or for any claim based on this Note or the Indenture against any director, officer or stockholder, past, present or future, of the Company. By acceptance of this Note, the Holder waives any such claim against any such Person.

   The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

   All terms used but not defined in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

   Unless the certificate of authentication hereon has been executed by the Trustee under such Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

   IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.







Dated:  January 20, 1998
                                     THE HERTZ CORPORATION


                                     By:_____________________
                                        Chairman of the Board


                                     Attest: ________________
                                                Secretary

[SEAL]

Dated:  January 20, 1998

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the
series designated herein, issued under
the Indenture described herein.

FIRST UNION NATIONAL BANK (formerly First Fidelity Bank, National
Association), as Trustee


By:_______________________
   Authorized Officer

                                                   Exhibit 4 (ii)

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "SECURITIES DEPOSITORY") TO A NOMINEE OF THE SECURITIES DEPOSITORY OR BY THE SECURITIES DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE SECURITIES DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE SECURITIES DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE SECURITIES DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 00002
CUSIP  428040 BJ 7                                    $50,000,000


                      THE HERTZ CORPORATION
               7% Senior Note due January 15, 2028



Original Issue Date:  January 20, 1998
Interest Payment Dates: January 15 and July 15
Maturity Date:  January 15, 2028
Interest Rate:  7%


   THE HERTZ CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIFTY MILLION DOLLARS (the "Principal Amount") on the Maturity Date shown above, except as provided below, and to pay interest thereon at the rate per annum shown above. The Company will pay interest semiannually on the Interest Payment Dates, commencing with July 15, 1998. Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Issue Date shown above. The Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or the July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to holders of Notes not less than 15 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange upon which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

   In the event this Global Note is surrendered in exchange for Notes in definitive form, principal and interest payable with respect to Notes in definitive form will be payable at the office or agency of the Company maintained for that purpose in New York, New York (the Place of Payment), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest payable with respect to such Notes in definitive form, may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

   This Note is one of a duly authorized issue of securities of the Company (herein referred to as the "Securities") evidencing its unsecured indebtedness, of the series hereinafter specified, all issued under and pursuant to an indenture, dated as of December 1, 1994, (herein referred to as the "Indenture"), duly executed and delivered by the Company and First Union National Bank (formerly First Fidelity Bank, National Association), as Trustee (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 7% Senior Notes due January 15, 2028 of the Company (herein referred to as the "Notes"), limited except as provided in the Indenture to the aggregate principal amount of Two Hundred and Fifty Million Dollars ($250,000,000).

   The Notes are not redeemable prior to maturity and are not entitled to any sinking fund.

   In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Notes then Outstanding. Any such waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon the transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such waiver is made upon this Note or such other Notes.

   The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities or, in certain cases, of the Outstanding Securities of each series to be affected, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of principal or interest on, any Security, or reduce the principal amount thereof or the rate of interest, if any, thereon, or any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discounted Security that would be due and payable upon a declaration of the Maturity thereof, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof) or, in the case of redemption, on or after the Redemption Date) or (ii) reduce the percentage in principal amount of the Outstanding Securities or the Outstanding Securities of any particular series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder or their consequences provided for in the Indenture. It is also provided in the Indenture that prior to the acceleration of maturity of the Securities of any particular series upon the occurrence of an Event of Default with respect to such series as permitted by the Indenture, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all of the Securities of such series waive any past default under the Indenture with respect to Securities of such series and its consequences, except a default in the payment of the principal of or premium, if any, or interest, if any, on any of the Securities of such series. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note or such other Notes.

   No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

   As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable by the Holder hereof on the Security Register of the Company, upon due presentment of this Note for registration of transfer at the office of the Security Registrar, or at the office of any Security Co-Registrar duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Company and the Security Registrar or any such Security Co-Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

   The Notes are issuable only as registered Notes without coupons in denominations of $1000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of any authorized denominations of the same aggregate principal amount as requested by the Holder surrendering the same. If (x) the Securities Depository is at any time unwilling or unable to continue as securities depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in denominations of $1,000 and integral multiples thereof. Such definitive Notes shall be registered in such name or names as the Securities Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

   No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

   Prior to due presentment for registration of transfer, the Company, the Trustee, the Security Registrar, any Security Co-Registrar and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, the Security Registrar, any Security Co-Registrar nor any such agent shall be affected by notice to the contrary.

   The Holder of this Note shall not have recourse for the payment of principal of or interest on this Note or for any claim based on this Note or the Indenture against any director, officer or stockholder, past, present or future, of the Company. By acceptance of this Note, the Holder waives any such claim against any such Person.

   The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

   All terms used but not defined in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

   Unless the certificate of authentication hereon has been executed by the Trustee under such Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

   IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.







Dated:  January 20, 1998

                                     THE HERTZ CORPORATION


                                     By:_____________________
                                        Chairman of the Board


                                     Attest: ________________
                                                Secretary

[SEAL]

Dated:  January 20, 1998

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the
series designated herein, issued under
the Indenture described herein.

FIRST UNION NATIONAL BANK (formerly First Fidelity Bank, National
Association), as Trustee


By:_______________________
   Authorized Officer